UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2017

KEYSIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Fountaingrove Parkway
Santa Rosa, CA		95403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 829-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On January 30, 2017, Keysight Technologies, Inc., a Delaware corporation (the “Company”), and Ixia, a California corporation (“Ixia”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 30, 2017, by and between Ixia and the Company (the “Merger Agreement”). A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

On January 30, 2017, the Company also provided supplemental information regarding the proposed transaction in connection with a presentation to investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements contained herein and therein include, but are not limited to, information regarding the ability of the Company and Ixia to complete the transactions contemplated by the Merger Agreement, including the satisfaction of the conditions to the transactions set forth in the Merger Agreement, and the Company’s and the combined group’s estimated or anticipated future results of operations. These forward-looking statements involve risks and uncertainties that could cause the Company’s and the combined group’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of the Company’s and Ixia’s customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; unforeseen changes in future revenues, earnings and profitability of the Company or Ixia; the risk that the Company is not able to realize the savings or benefits expected from integration and restructuring activities relating to the proposed acquisition of Ixia; the risk that the required regulatory approvals for the proposed acquisition of Ixia are not obtained, are delayed or are subject to conditions that are not anticipated; and those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 19, 2016 and Ixia’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2016.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated January 30, 2017.
99.2	Investor Presentation dated January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

By:	/s/ Jeffrey K. Li
Name:	Jeffrey K. Li
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: January 30, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release dated January 30, 2017.
99.2	Investor Presentation dated January 30, 2017.